OPPENHEIMER CHAMPION INCOME FUND
             Supplement dated May 15, 1998 to the
               Prospectus dated January 15, 1998

The Prospectus is changed as follows effective June 1, 1998:

1.  Footnote  number 1 under the table  entitled  "Shareholder
Transaction Expenses" on
page 3 is modified to read as follows:

    (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 32) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 27 is modified to read as follows:

    If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

3. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 32 are modified to read as follows:

    If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

4. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 33 is modified to read as follows:


(continued)

However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

5. The paragraph entitled "Special Arrangements With Dealers" on page 33 is hereby deleted.

6. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges-Waivers of the Class A Contingent Deferred Sales
Charge for Certain Redemptions" on page 36 are deleted:

        o if, at the time of purchase of shares (if purchased prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

        o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)

7. The section captioned "OppenheimerFunds Internet Web Site" on page 42 is revised to read as follows:

     OppenheimerFunds  Internet  Web Site.  Information  about
the Fund, including your
account   balance,   daily  share  prices,   market  and  Fund
portfolio information, may be obtained
by visiting the  OppenheimerFunds  Internet  Web Site,  at the following Internet address:
http://www.oppenheimerfunds.com.     Additionally,     certain
account transactions may be
requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


May 15, 1998                                        PS0190.012

                 OPPENHEIMER CHAMPION INCOME FUND
               Supplement dated May 15, 1998 to the
    Statement of Additional Information dated January 15, 1998

The Statement of Additional Information is changed as follows effective June 1, 1998:

      The seventh sentence of the third paragraph in the section entitled "How To Exchange Shares" on page 51 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).


May 15, 1998                                        PX0190.006